GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Multi-Sector Bond VIP Fund (the “Fund”)

Supplement dated March 14, 2025

to the Prospectus dated May 1, 2024, as supplemented

Effective immediately, the disclosure under the heading “Portfolio Managers” with respect to the Fund is revised as follows:

Guardian Multi-Sector Bond VIP Fund

John Kerschner, CFA

Head of US Securitized Products of Janus

John Kerschner is Head of US Securitized Products and a portfolio manager at Janus. He is a member of the Securitized Credit and Core Plus Teams at Janus and leads the teams in finding innovative ways to utilize structured products in Janus portfolios. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. degree in biology from Yale University, graduating cum laude. He earned his MBA from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst® designation and has 35 years of financial industry experience.

John Lloyd

Lead, Multi-Sector Credit Strategies of Janus

John Lloyd is Lead, Multi Sector Credit Strategies at Janus, a role he has held since 2022. Additionally, he is a portfolio manager and is responsible for creating the strategic framework, leading investment strategy, launching new products and bringing together ideas globally across the multi sector credit franchise. Mr. Lloyd was head of global credit research from 2009 sharing this role since the firm’s merger and joined Janus as a research analyst in 2005. Prior to that, he worked as a private equity associate at H.I.G Capital in Miami and at Willis Stein Partners in Chicago. Earlier in his career, he was an investment banking analyst for Deutsche Bank. Mr. Lloyd received his B.A. degree in economics from the University of Michigan and his MBA from Dartmouth College, Tuck School of Business. He has 27 years of financial industry experience.

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